DEAR SHAREHOLDER:


We are pleased to enclose the annual report of operations for the ND Tax-Free Fund, Inc. (the "Fund") for the year ended December 31, 2001. The Fund's portfolio and related financial statements are presented within for your review.

Conservative portfolio management has been the approach of management since the inception of the Fund, and 2001 was a year to exercise caution with income securities as well as equities. We are cognizant of the wants and needs of our income-oriented investors and we have guided the portfolio with these objectives in mind. Consistency of strategy has provided our investors with dependable tax-exempt income dividends for the life of the Fund.

On January 3, 2001 the Federal Reserve began its cycle of easing monetary policy that continued throughout the year. All told, the "Fed" lowered short-term interest rates eleven times during the year and reduced the Fed Funds rate by a whopping 4.75%. The bond market reaction to all of this was interesting in that longer-term bonds declined into late May and then began rising into November only to reverse direction and work lower by year-end. Long-term bond investors apparently didn't necessarily embrace the concept of lower Fed Funds driving the bond market straight up, thus the rollercoaster price action. U.S. Treasury bonds did, however, match the peaks set in 1998. Both peaks were followed by reductions in bond prices with many factors put forward to explain the movement, the foremost of which was possible price inflation. We remain vigilant and prepared to deal with such fluctuations.

Economic reports have confirmed that the U.S. economy entered a period of recession in the first half of 2001. We feel that, as a result, investors have come to appreciate bonds more so over the past 24 months as witnessed by lower stock averages and stronger bond markets. It is felt that the recession will be mild and that monetary policy will spur an economic recovery in the next few months. Federal Reserve rate cuts will likely end and the government will need to figure out how to finance the budget deficit that has recently emerged. Risks and opportunities will be anticipated and evaluated as the future unfolds.

During the past year the Fund utilized defensive positions at times designed to provide share prices with downside protection and stability. U.S. Treasury futures were used to hedge a portion of the portfolio with the results being tempered price increases in rising bond markets and less price erosion during periods of bond market decline. The ND Tax-Free Fund Class B shares began the year at $8.66 and finished the year at $8.64 for a total return of 4.53%. Class A shares started the year at $8.66 and finished at $8.63 for a total return of 4.78%. In comparison, the Lehman Brothers Municipal Bond Index turned in 5.13% total return for the year.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality ND issues. High quality current income exempt from Federal and North Dakota income tax remain the primary objectives of the Fund.



Sincerely,




Monte L. Avery                            Robert E. Walstad
Chief Portfolio Strategist                President



INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of ND Tax-Free Fund, Inc.


We have audited the accompanying statement of assets and liabilities of ND Tax-Free Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence
supporting the amounts and disclosures in the financial statements.   Our
procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ND Tax-Free Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota   USA
February 05, 2002

PORTFOLIO QUALITY RATINGS
(based on Total Long-Term Investments)
[pie chart]
AAA                          47.2%
AA                           20.0%
A                            14.7%
BBB                           0.2%
NR                           17.9%

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.

These percentages are subject to change

<CAPTION.
                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                  ----------------------------
                                               For periods ending December 31, 2001
                                               ------------------------------------
                                                                                         Since Inception
Class B Shares                    1 year           5 year             10 year            (January 3, 1989)
---------------------------------------------------------------------------------------------------------
Without CDSC                       4.53%            3.80%             *4.43%                    4.85%
With CDSC (4% max)                 0.54%            3.80%              4.43%                    4.85%
---------------------------------------------------------------------------------------------------------

                                               For periods ending December 31, 2001
                                               ------------------------------------
                                                                                         Since Inception
Class A Shares                    1 year           5 year             10 year           (January 7, 2000)
--------------------------------------------------------------------------------------------------------
Without Sales Charge               4.78%            N/A                N/A                    6.76%
With Sales Charge (4.25%)          0.33%            N/A                N/A                    4.45%
--------------------------------------------------------------------------------------------------------

*Class B shares are automatically converted to Class A shares after 8 years.


                                      COMPARATIVE INDEX GRAPH
                                      -----------------------

Comparison of change in value of a $10,000 investment in the ND Tax-Free Fund and the Lehman Brothers Municipal Bond Index
-------------------------------------------------------------------------------
[line graph]

                                          Class B Shares
                                          --------------
                            ND Tax-                         Lehman Brothers
                          Free Fund                          Municipal Bond
                           w/o CDSC                               Index
                         -----------                        ----------------
01/03/1989                 $10,000                               $10,000
1989                       $10,291                               $11,079
1990                       $11,109                               $11,886
1991                       $12,006                               $13,330
1992                       $12,718                               $14,505
1993                       $13,529                               $16,286
1994                       $13,262                               $15,444
1995                       $14,413                               $18,140
1996                       $15,367                               $18,946
1997                       $16,007                               $20,689
1998                       $16,564                               $22,030
1999                       $16,380                               $21,574
2000                       $17,712                               $24,098
2001                       $18,514                               $25,335

                                         Class A Shares
                                         --------------
                         ND Tax-Free       ND Tax-Free       Lehman Brothers
                          Fund w/o         Fund w/max        Municipal Bond
                        Sales Charge       Sales Charge           Index
                        ------------       ------------      --------------
01/07/2000                $10,000            $ 9,575             $10,000
2000                      $10,867            $10,405             $11,169
2001                      $11,387            $10,903             $11,743


PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in North Dakota municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.



DIRECTOR INFORMATION
                                            POSITION(S)
NAME AND ADDRESS                AGE      HELD WITH EACH FUND             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS1
--------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas2                     80           Director                    Retired; Attorney; Director, Integrity Fund of
904 NW 27th                                                                Funds, Inc., Integrity Small-Cap Fund of Funds,
Minot, North Dakota  58701                                                Inc. (since September 1998), ND Tax-Free Fund,
                                                                          Inc., Montana Tax-Free Fund, Inc., South Dakota
                                                                          Tax-Free Fund, Inc., ND Insured Income Fund,
                                                                          Inc. (December 1994 to August 1999); Trustee,
                                                                          Ranson Managed Portfolios; Director, First
                                                                          Western Bank & Trust.
Orlin W. Backes3                 66           Director                    Attorney, McGee, Hankla, Backes & Dobrovolny,
15 2nd Ave. SW, Suite 305                                                 P.C.; Director, ND Insured Income Fund, Inc.
Minot, North Dakota  58701                                                (March 1995 to August 1999), ND Tax-Free Fund,
                                                                          Inc., Montana Tax-Free Fund, Inc., South Dakota
                                                                          Tax-Free Fund, Inc., Integrity Fund of Funds,
                                                                          Inc., and Integrity Small-Cap Fund of Funds,
                                                                          Inc. (since September 1998); Trustee, Ranson
                                                                          Managed Portfolios; Director, First Western Bank
                                                                          & Trust.
R. James Maxson4                 54           Director                    Attorney, McGee, Hankla, Backes & Dobrovolny,
15 2nd Ave. SW, Suite 305                                                 P.C. (since April  2000); Attorney, Farhart,
Minot, North Dakota  58701                                                Lian and Maxson, P.C. (March 1976 to March
                                                                          2000); Director, ND Tax-Free Fund, Inc. (since
                                                                          January 1999), Montana Tax-Free Fund, Inc.
                                                                          (since January 1999), South Dakota Tax-Free
                                                                          Fund, Inc. (since January 1999), Integrity Fund
                                                                          of Funds, Inc. (since January 1999), and
                                                                          Integrity Small-Cap Fund of Funds, Inc. (since
                                                                          January 1999); Trustee, Ranson Managed
                                                                          Portfolios (since January 1999).
Peter A. Quist5                  67           Director                    Attorney; Director and Vice President, ND
1 North Main                               Vice-President                 Holdings, Inc.; Director, Vice President, and
Minot, North Dakota  58703                  Secretary                     Secretary, ND Money Management, Inc., ND
                                                                          Capital, Inc., ND Resources, Inc., ND Insured
                                                                          Income Fund, Inc. (November 1990 to
                                                                          August 1999), ND Tax-Free Fund, Inc., Montana
                                                                          Tax-Free Fund, Inc., South Dakota Tax-Free Fund,
                                                                          Inc., Integrity Fund of Funds, Inc., and
                                                                          Integrity Small-Cap Fund of Funds, Inc. (since
                                                                          September 1998), The Ranson Company, Inc.
                                                                          (January 1996 to February 1997), and Ranson
                                                                          Capital Corporation; Vice President and
                                                                          Secretary, Ranson Managed Portfolios; Director,
                                                                          ARM Securities Corporation (since May 2000).
Robert E. Walstad6               57           Director                    President (May 1988 to September 2001), Director
1 North Main                                  President                   (since May 1988), and CEO, ND Holdings, Inc.;
Minot, North Dakota  58703                    Treasurer                   Director, President, and Treasurer, ND Money
                                                                          Management, Inc., ND Capital, Inc., ND
                                                                          Resources, Inc., ND Insured Income Fund, Inc.
                                                                          (November 1990 to August 1999), Integrity Fund
                                                                          of Funds, Inc., Integrity Small-Cap Fund of
                                                                          Funds, Inc. (since September 1998), ND Tax-Free
                                                                          Fund, Inc., Montana Tax-Free Fund, Inc., South
                                                                          Dakota Tax-Free Fund, Inc.; Trustee, Chairman,
                                                                          President, and Treasurer, Ranson Managed
                                                                          Portfolios; Director, President, CEO, and
                                                                          Treasurer, The Ranson Company, Inc.
                                                                          (January 1996 to February 1997), and Ranson
                                                                          Capital Corporation; President (October 1999 to
                                                                          October 2001), Director (since October 1999),
                                                                          Magic Internet Services, Inc.; President (May
                                                                          2000 to November 2001), Director (since May
                                                                          2000), CEO, ARM Securities Corporation.

__________________________
1 Except as otherwise indicated, each individual has held the office(s) shown for the past five years. Messrs. Aas, Backes, and Walstad were elected to the Board of Trustees of Ranson Managed Portfolios at a joint special meeting of the shareholders of The Kansas Municipal Fund Series, The Kansas Insured Municipal Fund - Limited Maturity (subsequently renamed "The Kansas Insured Intermediate Fund") Series, and The Nebraska Municipal Fund Series of Ranson Managed Portfolios held on December 11, 1995, but did not assume office until January 5, 1996.
2 Mr. Aas was elected to the board of directors of the Fund on August 19, 1994.
3 Mr. Backes was elected to the board of directors of ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. and Integrity Fund of Funds, Inc. in April 1995.
4 Mr. R. James Maxson was elected to the board of directors of ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc., and the board of trustees for the four series of Ranson Managed
    Portfolios on December 4, 1998, effective January 1, 1999.
5 Mr. Quist was elected to the board of South Dakota Tax-Free Fund, Inc. on April 7, 1995, and has served as the vice president and secretary of such fund since its inception.
6. Mr. Walstad has served as a director and as the president and treasurer of the Fund since its inception.

The SAI has additional information about the fund's directors and is available at 1(800) 601-5593 without charge upon request.

SCHEDULE OF INVESTMENTS  December 31, 2001
------------------------------------------
NAME OF ISSUER                                              Rating
Percentages represent the market value of each            (Unaudited)   Coupon                    Principal        Market
investment category to total net assets                   Moody's/S&P    Rate     Maturity         Amount          Value
--------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA MUNICIPAL BONDS (94.6%)
Bismarck, ND (Marillac Manor) Facs. Rev. Ref............     NR/NR      7.700%    02/01/16      $    250,000  $    252,000
Burleigh Cty., ND (St. Vincent Nursing Home) Facs. Rev..     NR/NR      7.000     06/01/19           500,000       502,000
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.............     NR/NR      5.750     12/01/11         1,000,000     1,053,080
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.............     NR/NR      5.875     12/01/15         1,000,000     1,066,910
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.............     NR/NR      5.625     12/01/15           500,000       498,150
Carrington, ND Cath. Hlth. Corp. Facs. Rev..............   Aa-3/AA-     6.250     11/15/15           500,000       543,435
Dickinson, ND (St. Luke's Home) Rev.....................     NR/NR      7.250     05/01/22           500,000       513,825
#Fargo, ND (St. Luke's Hospital) Facs. Rev. Ref.........     NR/A+      6.500     06/01/15         4,000,000     4,338,320
Fargo, ND Parking Rev. Series 2001-A ...................     NR/NR      6.625     11/01/21           100,000       102,269
Fargo, ND School District Bldg. Auth. Lease Rev.........    A-3/NR      5.750     05/01/18           500,000       534,150
Grand Forks, ND (4000 Valley Square Project) Hsg. Rev...     NR/NR      6.250     12/01/34         2,710,000     1,991,850
Grand Forks, ND (Aurora Project) Sales Tax Rev. MBIA....    Aaa/AAA     5.625     12/15/29         1,000,000     1,031,830
Grand Forks, ND (United Hospital) Facs. Rev. MBIA.......    Aaa/AAA     6.625     12/01/10           830,000       846,600
*Grand Forks, ND (United Hospital) Facs. Rev. MBIA......    Aaa/AAA     6.250     12/01/19         1,000,000     1,114,920
*Grand Forks, ND (United Hospital) Facs. Rev. MBIA......    Aaa/AAA     6.450     12/01/23         1,525,000     1,717,485
Grand Forks, ND (Valley Square Project) Hsg. Rev........     NR/NR      6.375     12/01/34           630,000       462,420
Jamestown, ND (College) Facs. Rev.......................     NR/NR      6.625     10/01/14           800,000       867,536
+Lisbon, ND (Parkside Lutheran Home) Rev................     NR/NR      7.209     06/01/12           500,000       175,000
*Mercer Cty., ND (Basin Elec.) Rev. AMBAC...............    Aaa/AAA     6.050     01/01/19         5,425,000     5,995,439
*Mercer Cty., ND (MT-Dak. Util.) Rev. FGIC..............    Aaa/AAA     6.650     06/01/22         3,500,000     3,717,000
Morton Cty., ND (MT-Dak. Util.) Rev. FGIC...............    Aaa/AAA     6.650     06/01/22           350,000       368,900
Morton Cty., ND Multifamily Hsg. Rev. Ref...............     NR/NR      6.750     03/01/21           500,000       510,125
ND (HFA) Hsg. Finance Program...........................   Aa-3/NR      6.750     07/01/25         1,225,000     1,313,323
ND (HFA) Hsg. Finance Program ..........................   Aa-3/NR      6.300     01/01/15           520,000       552,053
ND (HFA) Hsg. Finance Program...........................   Aa-3/NR      6.300     07/01/16           380,000       407,143
ND (HFA) Single Family Mrtge. Program...................     Aa/A+      7.900     07/01/10            63,000        65,110
ND (HFA) Single Family Mrtge. Program...................     Aa/A+      8.050     01/01/24           295,000       302,965
ND (HFA) Single Family Mrtge. Program...................     Aa/A+      7.750     07/01/24           315,000       325,867
ND (HFA) Single Family Mrtge. Program...................     Aa/A+      7.300     07/01/24           660,000       673,200
ND (HFA) Single Family Mrtge. Program...................     Aa/A+      7.000     07/01/23           530,000       555,175
ND (HFA) Single Family Mrtge. Program...................     Aa/A+      6.800     07/01/23         1,775,000     1,830,912
ND (HFA) Single Family Mrtge. Program...................     Aa/A+      6.700     07/01/13           250,000       265,770
ND (HFA) Single Family Mrtge. Program...................     Aa/A+      6.800     07/01/25         1,410,000     1,511,196
ND (HFA) Single Family Mrtge. Program...................     Aa/A+      6.95      07/01/25         1,585,000     1,707,378
ND Blding. Auth. Lease Rev. FSA.........................    Aaa/AAA     6.000     12/01/13           500,000       547,255
ND Blding. Auth. Lease Rev. Ref. AMBAC..................    Aaa/AAA     6.000     06/01/10         1,700,000     1,807,950
ND Municipal Bond Bank Revolving Fund Program...........    Aaa/NR      6.300     10/01/15           530,000       585,396
ND Municipal Bond Bank Revolving Fund Program ..........    Aaa/NR      6.250     10/01/14         3,525,000     3,822,933
ND State Board of Hgr. Educ. (MSU) Facs. Rev. Ref.......     NR/NR      6.750     08/01/05           755,000       777,831
ND State Board of Hgr. Educ. (ND St. Univ. Hsg.) .......    A-1/NR      5.600     04/01/29         1,035,000     1,075,831
ND State Board of Hgr. Educ. (UND) .....................      A/A-      7.300     09/01/10         1,425,000     1,432,125
ND State Water Commission Devl. Rev. AMBAC..............    Aaa/AAA     5.750     07/01/27         1,250,000     1,308,413
ND Student Loan Rev. AMBAC..............................    Aaa/AAA     6.300     07/01/12           100,000       108,932
ND Student Loan Rev. AMBAC..............................    Aaa/AAA     6.350     07/01/13           250,000       272,090
ND Student Loan Rev. AMBAC..............................    Aaa/AAA     6.400     07/01/14           400,000       436,668
Wahpeton, ND (Town Centre Square) Rev. Ref..............     NR/NR      8.500     02/01/14           250,000       235,000
Ward Cty., ND (Trinity Obligation Group)
Hlth. Care Facs.........................................     NR/BBB+    7.500     07/01/21           110,000       113,312
                                                                                                             -------------
TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $48,623,388) ..................................................... $  50,237,072
                                                                                                             -------------
SHORT-TERM SECURITIES (4.3%)
Wells Fargo National Tax-Free Money Market.................................................................. $     620,069
Dreyfus Tax-Exempt Cash Management No. 2....................................................................     1,669,624
                                                                                                            --------------
TOTAL SHORT-TERM SECURITIES (COST: $2,289,693) ............................................................. $   2,289,693
                                                                                                             -------------
TOTAL INVESTMENTS IN SECURITIES (COST: $50,913,081) ........................................................ $  52,526,765
OTHER ASSETS LESS LIABILITIES...............................................................................       558,058
                                                                                                             -------------
 NET ASSETS................................................................................................. $  53,084,823
                                                                                                             =============

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

+ Indicates on the last interest date, only partial interest was paid.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.


The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 31, 2001
--------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001
-----------------------------------
ASSETS
     Investments in securities, at value (cost: $50,913,081) ............  $   52,526,765
     Accrued dividends receivable........................................           2,186
     Accrued interest receivable.........................................         839,735
     Prepaid expenses....................................................           2,672
                                                                         ----------------
        Total Assets.....................................................  $   53,371,358
                                                                         ----------------
LIABILITIES
     Dividends payable...................................................  $      208,659
     Bank overdraft......................................................          16,544
     Accrued expenses....................................................          59,332
     Payable for fund shares redeemed....................................           2,000
                                                                         ----------------
        Total Liabilities................................................  $      286,535
                                                                         ----------------

NET ASSETS...............................................................  $   53,084,823
                                                                         ================

NET ASSETS ARE REPRESENTED BY:
     Capital stock outstanding, at par...................................  $        6,147
     Additional paid-in capital..........................................      58,236,245
     Accumulated undistributed net realized gain (loss) on investments...      (6,771,253)
     Unrealized appreciation on investments .............................       1,613,684
                                                                         ----------------
        Total amount representing net assets applicable to
        6,146,767 outstanding shares of $.001 par value
        common stock (100,000,000 shares authorized) ....................  $   53,084,823
                                                                         ================
Net asset value per share................................................  $         8.64
                                                                         ================
NET ASSETS CONSIST OF:
     Class A.............................................................  $   32,033,252
     Class B.............................................................  $   21,051,571
                                                                         ----------------
        Total Net Assets.................................................  $   53,084,823
-----------------------------------------------------------------------------------------
SHARES OUTSTANDING:
     Class A.............................................................       3,709,760
     Class B.............................................................       2,437,007
-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
     Class A ............................................................  $         8.63
     Class A - offering price (based on sales charge of 4.25%)...........  $         9.01
     Class B.............................................................  $         8.64
-----------------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
For the year ended December 31, 2001
------------------------------------
INVESTMENT INCOME
    Interest.............................................................  $    3,226,197
    Dividends............................................................          20,760
                                                                         ----------------
         Total Investment Income.........................................  $    3,246,957
                                                                         ----------------
EXPENSES
    Investment advisory fees.............................................  $      327,189
    Distribution fees (12b-1)-Class A....................................          71,730
    Distribution fees (12b-1)-Class B....................................         193,796
    Transfer agent fees..................................................          65,935
    Accounting service fees..............................................          50,909
    Custodian fees.......................................................          11,569
    Professional fees....................................................          12,534
    Directors fees.......................................................           4,359
    Transfer agent out-of-pockets........................................          10,627
    Reports to shareholders..............................................           4,505
    Insurance expense....................................................           4,575
    License, fees, and registrations.....................................           4,450
                                                                         ----------------
        Total Expenses...................................................  $      762,178
     Less expenses waived or absorbed
     by the Fund's manager...............................................        (153,690)
                                                                         ----------------
         Total Net Expenses..............................................  $      608,488
                                                                         ----------------
NET INVESTMENT INCOME....................................................  $    2,638,469
                                                                         ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions.............................................  $      (28,876)
     Futures transactions................................................          79,409
     Net change in unrealized appreciation (depreciation) of:
     Investments.........................................................        (220,998)
                                                                         ----------------
         Net Realized and Unrealized Gain (Loss) On Investments and
         Futures.........................................................  $     (170,465)
                                                                         ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........  $    2,468,004
                                                                         ================

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 31, 2001
--------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the year end December 31, 2001, and the year ended December 29, 2000
------------------------------------------------------------------------
                                                                            For The                       For The
                                                                           Year ended                    Year Ended
                                                                        December 31, 2001            December 29, 2000
                                                                        ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income...............................................  $    2,638,469                $    2,887,838
    Net realized gain (loss) on investments and futures transactions....          50,533                      (756,779)
    Net change in unrealized appreciation (depreciation) on investments
    and futures.........................................................        (220,998)                    2,487,454
                                                                        ----------------------------------------------
          Net Increase (Decrease) in Net Assets Resulting
          From Operations...............................................  $    2,468,004                $    4,618,513
                                                                        ----------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income:
        Class A ($.43 and $.43, respectively) ..........................  $   (1,435,977)               $     (947,875)
        Class B ($.40 and $.40, respectively) ..........................      (1,202,250)                   (1,939,963)
    Return of capital distributions:
        Class A ($.00 and $.00, respectively) ..........................               0                             0
        Class B ($.00 and $.00, respectively) ..........................               0                             0
    Distributions from net realized gain on investment and
    futures transactions:
        Class A.........................................................               0                             0
        Class B.........................................................               0                             0
                                                                        ----------------------------------------------
          Total Dividends and Distributions.............................  $   (2,638,227)               $   (2,887,838)
                                                                        ----------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares:
       Class A..........................................................  $      229,754                $      133,033
       Class B..........................................................         912,874                       939,358
    Proceeds from reinvested dividends:
       Class A..........................................................         930,703                       556,702
       Class B..........................................................         794,880                     1,316,143
    Cost of shares redeemed:
       Class A..........................................................      (3,404,203)                   (4,055,955)
       Class B..........................................................      (2,847,335)                   (9,796,366)
    Exchanges to/from related fund classes:
       Class A..........................................................       9,627,749                    27,242,631
       Class B..........................................................      (9,627,749)                  (27,242,631)
                                                                        ----------------------------------------------
          Net Increase (Decrease) in Net Assets Resulting From
          Capital Share Transactions....................................  $   (3,383,327)               $  (10,907,085)
                                                                        ----------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................................  $   (3,553,550)               $   (9,176,410)
                                                                        ---------------------------------------------
NET ASSETS, BEGINNING OF PERIOD.........................................      56,638,373                    65,814,783

NET ASSETS, END OF PERIOD...............................................  $   53,084,823                $   56,638,373
                                                                        ==============================================

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS December 31, 2001
-----------------------------------------------

Note 1.   ORGANIZATION
          ND Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989. The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

          All shares existing prior to January 7, 2000, the commencement date of Class A shares, were classified as Class B shares. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.85% on an annual basis, and a Contingent Deferred Sales Charge that decreases depending on how long the shares have been held. Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required. Class B shares automatically convert to A shares at the end of the month following the eighth anniversary of issuance.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management, Inc. The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

          The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

          FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 2001, a net capital loss carryforward totaling $6,776,240, which may be used to offset capital gains realized during subsequent years through December 31, 2008. Of the ordinary income distributions declared for the year ended December 31, 2001, 100% were exempt from federal income taxes.

          MULTIPLE CLASS ALLOCATIONS - The Fund simultaneously uses the settled shares method to allocate income and fund wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class. For the year ended December 31, 2001, distribution fees were the only class-specific expenses.

          DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the relative value of the shares of each class.

          PREMIUMS AND DISCOUNTS - Premiums and discounts on municipal securities are amortized for financial reporting purposes. On
          January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide).
          The guide requires all premiums and discounts on debt securities to be amortized. Prior to January 1, 2001, the Fund recognized market discount at time of disposition as gain or loss. Upon adoption, the Fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was $4,987 for the Fund.
          For the year ended December 31, 2001, the effect of the change for the Fund was insignificant to net investment income, net realized gain/loss on investments, and net unrealized gain/loss on investments for both A and B shares. This change had no effect on the Fund's net assets or total return.


          OTHER - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

          Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

          FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

          Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

          Certain risks may arise upon entering into futures contracts.
          These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

          USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          RECLASSIFICATIONS - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.   CAPITAL SHARE TRANSACTIONS
          As of December 31, 2001, there were 100,000,000 shares of $.001 par value authorized; 6,146,767 and 6,538,422 shares were outstanding at December 31, 2001, and December 29, 2000, respectively.

Transactions in capital shares were as follows:

                                               Class A Shares                                   Class B Shares
                                               --------------                                   --------------
                                        For The       For The Period Since Inception      For The           For The
                                      Year Ended         (January 7, 2000) Thru         Year Ended         Year Ended
                                   December 31, 2001        December 29, 2000       December 31, 2001   December 29, 2000
                                   --------------------------------------------------------------------------------------
Shares sold........................      26,667                    15,608                 106,068           112,212
Shares issued on reinvestment
of dividends.......................     108,218                    66,101                  92,409           156,601
Shares redeemed....................    (394,933)                 (483,450)               (330,805)       (1,168,193)
Shares exchanged to Class A........           0                         0              (1,118,770)       (3,249,348)
Shares exchanged from Class B......   1,119,491                 3,252,058                       0                 0
                                   --------------------------------------------------------------------------------------
Net increase (decrease) ...........     859,443                 2,850,317              (1,251,098)       (4,148,728)
                                   =======================================================================================


Note 4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
          ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

          The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $327,171 of investment advisory fees after a partial waiver for the year ended December 31, 2001. The Fund has a payable to ND Money Management, Inc. of $26,548 at December 31, 2001 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

          ND Capital, Inc. ("Capital") serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." Class B presently pays an annual distribution fee of up to 0.85% of the average daily net assets of the class. Class A presently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

          During the year ended December 31, 2001, amounts paid or accrued to Capital and fees waived, if any, pursuant to Class A and Class B Distribution Plans were as follows:

                   12b-1 Fees Charged                 12b-1 Fees Waived
                   ------------------                 -----------------
Class A Shares           71,730                            (60,734)
Class B Shares          193,796                            (92,939)

          The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended December 31, 2001, no commissions were earned by ND Capital, Inc.

          ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next
          $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million.
          The Fund has recognized $65,935 of transfer agency fees for the year ended December 31, 2001. The Fund has a payable to ND Resources, Inc. of $5,399 at December 31, 2001, for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $50,919 of accounting service fees for the year ended December 31, 2001. The Fund has a payable to ND Resources, Inc. of $4,195 at December 31, 2001, for accounting service fees.

Note 5.   INVESTMENT SECURITY TRANSACTIONS
          The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $1,216,360 and $5,903,990, respectively, for the year ended December 31, 2001.

Note 6.   INVESTMENT IN SECURITIES
          At December 31, 2001, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $50,913,081. The net unrealized appreciation of investments based on the cost was $1,613,684, which is comprised of $2,748,876 aggregate gross unrealized appreciation and $1,135,192 aggregate gross unrealized depreciation.



FINANCIAL STATEMENTS December 31, 2001
--------------------------------------
Selected per share data and ratios for the period indicated

CLASS A SHARES
--------------
                                                                                                    For The Period
                                                                 For The                            Since Inception
                                                                Year Ended                      (January 7, 2000) Thru
                                                               December 31, 2001                   December 29, 2000
                                                              --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................  $    8.66                               $    8.38
                                                              --------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income....................................  $     .43                               $     .43
     Net realized and unrealized gain (loss) on
     investment and futures transactions......................       (.03)                                    .28
                                                              --------------------------------------------------------
         Total Income (Loss) From Investment Operations.......  $     .40                               $     .71
                                                              --------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income.....................  $    (.43)                              $    (.43)
     Return of capital distributions..........................        .00                                     .00
     Distributions from net realized gains....................        .00                                     .00
                                                              --------------------------------------------------------
         Total Distributions..................................  $    (.43)                              $    (.43)
                                                              --------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................................  $    8.63                               $    8.66
                                                              =========================================================
TOTAL RETURN..................................................       4.78%(A)                                8.67%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands) ................  $    32,033                             $    24,684
     Ratio of net expenses (after expense
     assumption) to average net assets........................       0.95%(B)                                0.94%(B)
     Ratio of net investment income to
     average net assets.......................................       5.01%                                   5.12%
     Portfolio turnover rate..................................       2.30%                                   0.86%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $60,751 and $39,055, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.16% and 1.15%, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS December 31, 2001
--------------------------------------
Selected per share data and ratios for the period indicated

Class B Shares
--------------
                                                         For The      For The      For The      For The      For The
                                                        Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                         December     December     December     December     December
                                                         31, 2001     29, 2000     31, 1999     31, 1998     31, 1997
                                                       -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................... $  8.66      $  8.40      $  8.94      $  9.09       $  9.19
                                                       -------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income............................. $   .40      $   .40      $   .41      $   .41       $   .43
     Net realized and unrealized gain (loss)
     on investment and futures transactions	............    (.02)         .26         (.50)        (.10)         (.05)
                                                       -------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations......................... $   .38      $   .66      $  (.09)     $   .31       $   .38
                                                       -------------------------------------------------------------------
LESS DISTRIBUTIONS:
     Dividends from net investment income.............. $  (.40)     $  (.40)     $  (.41)     $  (.41)      $  (.43)
     Return of capital distributions...................     .00          .00         (.04)        (.05)         (.05)
     Distributions from net realized gains.............     .00          .00          .00          .00           .00
                                                       -------------------------------------------------------------------
         Total Distributions........................... $  (.40)     $  (.40)     $  (.45)     $  (.46)      $  (.48)
                                                       -------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................... $  8.64      $  8.66      $  8.40      $  8.94       $  9.09
                                                       ===================================================================
TOTAL RETURN...........................................    4.53%(A)	     8.13%(A)    (1.11%)(A)    3.48%(A)      4.17%(A)


Ratios/Supplemental Data:
     Net assets, end of period (in thousands) .........  $ 21,052    $ 31,954     $ 65,815     $ 80,987      $ 88,435
     Ratio of net expenses (after expense
     assumption) to average net assets.................    1.30%(B)     1.30%(B)     1.30%(B)     1.30%(B)      1.30%(B)
     Ratio of net investment income to
     average net assets................................    4.68%        4.80%        4.61%        4.59%         4.70%
     Portfolio turnover rate...........................    2.30%        0.86%        7.45%        7.32%        13.18%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $92,939, $144,913, $329,246, $331,888, and $50,649,
     respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.67%, 1.66%, 1.74%, 1.70%, and 1.36%, respectively.

The accompanying notes are an integral part of these financial statements.